Exhibit 10.4

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AMENDMENT NO. 5 TO SERVICING AGREEMENT

THIS AMENDMENT NO. 5 TO SERVICING AGREEMENT (this “Amendment”) is made effective as of September 27, 2018 by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and Fifth Third Bank, an Ohio-chartered, FDIC-insured bank (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Servicing Agreement (as defined herein).
WITNESSETH:
WHEREAS, Lender and Servicer have previously entered into that certain Servicing Agreement dated as of August 25, 2016, as amended (collectively, the “Servicing Agreement”);
WHEREAS, Lender and Servicer desire to further amend the Servicing Agreement as set forth herein;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows:
1.    Effective as of September 27, 2018, the Servicing Agreement is hereby amended as follows:
a.    A new definition “Relevant Charged-Off Loans” is hereby inserted in Section 1.01 in alphabetical order as follows:

“Relevant Charged-Off Loans” means [*****]”

b.     Section 3.01(b) of the Servicing Agreement is hereby amended by deleting Section 3.01(b)(vi) and substituting the following in lieu thereof:

“(vi) [*****]”

c.    Section 3.01(f) of the Servicing Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(f)    [*****]”
d.    Section 3.01 of the Servicing Agreement is hereby amended by adding the following as a new Section 3.01(g) immediately after Section 3.01(f):

“(g)    [*****]”

2.    Except as expressly amended hereby, the Servicing Agreement shall remain in full force and effect.

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

3.     For the avoidance of doubt, pursuant to Section 7.07 of the Servicing Agreement, this Amendment does not constitute a waiver of any rights, remedies, powers or privileges of the Parties.
4.    This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document.

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SERVICER:

GREENSKY, LLC

By:     /s/ Robert Partlow
Name:    Robert Partlow
Title:    CFO

LENDER:

FIFTH THIRD BANK

By:     /s/ Ben Hoffman
Name:    Ben Hoffman
Title:    SVP, Digital Lending

By:     /s/ Marybeth McManus
Name:    Marybeth McManus
Title:    SVP, Business Controls Director